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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-94709) of The Holmes Group, Inc. of our report dated May 7, 2001 relating to the consolidated financial statements and the financial statement schedule, which appears in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP


Boston, Massachusetts
May 7, 2001



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